UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 8, 2021

LUMINAR TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38791	83-1804317
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2603 Discovery Drive, Suite 100
Orlando, Florida 32826
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (407) 900-5259

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Class A Common Stock, par value of $0.0001 per share	LAZR	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of Class A Common Stock for $11.50 per share	LAZRW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 12, 2021, Luminar Technologies, Inc. (“Luminar”) announced that the Board of Directors of Luminar (the “Board”), has appointed, effective as of February 8, 2021 (the “Effective Date”), Ms. Katharine A. Martin as a Class I director of Luminar with a term to expire at the annual meeting of stockholders to be held in 2021 and Dr. Mary Lou Jepsen as a Class III director of Luminar with a term to expire at the annual meeting of stockholders to be held in 2023. In connection with the appointments, the Board approved an increase in the size of the Board, from five to seven members, effective as of the Effective Date. Additionally, effective as of the Effective Date, the Board appointed Ms. Martin and Dr. Jepsen as members of the Nominating and Corporate Governance Committee of the Board and Ms. Martin as a member and the Chairperson of the Compensation Committee of the Board.

Neither Ms. Martin nor Dr. Jepsen has any family relationships with any of Luminar ’s directors or executive officers and none is a party to any transactions of the type listed in Item 404(a) of Regulation S-K.

Ms. Martin and Dr. Jepsen will each receive cash and equity compensation in accordance with Luminar’s compensation arrangements for non-employee directors. However, the compensation arrangements for Luminar’s non-employee directors have not been determined. Each will also enter into an indemnification agreement with Luminar consistent with the form agreement executed with each of Luminar’s current directors.

Item 7.01. Regulation FD Disclosure.

On February 12, 2021, Luminar issued a press release entitled “Luminar Strengthens Board of Directors with Two New Leaders,” a copy of which is furnished as Exhibit 99.1.

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press release, dated February 12, 2021.
104	Cover Page Interactive Data File (formatted in Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Luminar Technologies, Inc.

Date: February 12, 2021	By:	/s/ Thomas J. Fennimore
	Name:	Thomas J. Fennimore
	Title:	Chief Financial Officer and Security